                        ENCOMPASS SERVICES CORPORATION

                               POWER OF ATTORNEY

     The undersigned, in his capacity as a Director of Encompass Services Corporation (the "Company"), does hereby appoint Gary H. Muzzy and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-8 for the registration of the Encompass Services Corporation Employee Savings 401(k) Plan (the "Plan") and for the registration of (i) contributions to the Plan by participating employees,
(ii) contributions made by the employers of participants in the Plan, and/or
(iii) shares of Common Stock of the Company, par value $.001 per share, that are available for purchase by employees participating in the Plan, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 27th day of March, 2000.

                                 /s/ Andrew Africk
                                 --------------------------
                                 Andrew Africk

                        ENCOMPASS SERVICES CORPORATION

                               POWER OF ATTORNEY

     The undersigned, in his capacity as a Director of Encompass Services Corporation (the "Company"), does hereby appoint Gary H. Muzzy and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-8 for the registration of the Encompass Services Corporation Employee Savings 401(k) Plan (the "Plan") and for the registration of (i) contributions to the Plan by participating employees,
(ii) contributions made by the employers of participants in the Plan, and/or
(iii) shares of Common Stock of the Company, par value $.001 per share, that are available for purchase by employees participating in the Plan, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 27th day of March, 2000.

                                 /s/ Vincent W. Eades
                                 --------------------------
                                 Vincent W. Eades

                        ENCOMPASS SERVICES CORPORATION

                               POWER OF ATTORNEY

     The undersigned, in his capacity as a Director of Encompass Services Corporation (the "Company"), does hereby appoint Gary H. Muzzy and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-8 for the registration of the Encompass Services Corporation Employee Savings 401(k) Plan (the "Plan") and for the registration of (i) contributions to the Plan by participating employees,
(ii) contributions made by the employers of participants in the Plan, and/or
(iii) shares of Common Stock of the Company, par value $.001 per share, that are available for purchase by employees participating in the Plan, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 27th day of March, 2000.

                                 /s/ Michael Gross
                                 --------------------------
                                 Michael Gross

                        ENCOMPASS SERVICES CORPORATION

                               POWER OF ATTORNEY

     The undersigned, in his capacity as a Director of Encompass Services Corporation (the "Company"), does hereby appoint Gary H. Muzzy and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-8 for the registration of the Encompass Services Corporation Employee Savings 401(k) Plan (the "Plan") and for the registration of (i) contributions to the Plan by participating employees,
(ii) contributions made by the employers of participants in the Plan, and/or
(iii) shares of Common Stock of the Company, par value $.001 per share, that are available for purchase by employees participating in the Plan, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 27th day of March, 2000.

                                 /s/ William P. Love, Jr.
                                 --------------------------
                                 William P. Love, Jr.

                        ENCOMPASS SERVICES CORPORATION

                               POWER OF ATTORNEY

     The undersigned, in his capacity as a Director of Encompass Services Corporation (the "Company"), does hereby appoint Gary H. Muzzy and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-8 for the registration of the Encompass Services Corporation Employee Savings 401(k) Plan (the "Plan") and for the registration of (i) contributions to the Plan by participating employees,
(ii) contributions made by the employers of participants in the Plan, and/or
(iii) shares of Common Stock of the Company, par value $.001 per share, that are available for purchase by employees participating in the Plan, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 27th day of March, 2000.

                                 /s/ Donald L. Luke
                                 --------------------------
                                 Donald L. Luke

                        ENCOMPASS SERVICES CORPORATION

                               POWER OF ATTORNEY

     The undersigned, in his capacity as a Director of Encompass Services Corporation (the "Company"), does hereby appoint Gary H. Muzzy and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-8 for the registration of the Encompass Services Corporation Employee Savings 401(k) Plan (the "Plan") and for the registration of (i) contributions to the Plan by participating employees,
(ii) contributions made by the employers of participants in the Plan, and/or
(iii) shares of Common Stock of the Company, par value $.001 per share, that are available for purchase by employees participating in the Plan, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 27th day of March, 2000.

                                 /s/ Lucian L. Morrison
                                 --------------------------
                                 Lucian L. Morrison

                        ENCOMPASS SERVICES CORPORATION

                               POWER OF ATTORNEY

     The undersigned, in his capacity as a Director of Encompass Services Corporation (the "Company"), does hereby appoint Gary H. Muzzy and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-8 for the registration of the Encompass Services Corporation Employee Savings 401(k) Plan (the "Plan") and for the registration of (i) contributions to the Plan by participating employees,
(ii) contributions made by the employers of participants in the Plan, and/or
(iii) shares of Common Stock of the Company, par value $.001 per share, that are available for purchase by employees participating in the Plan, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 27th day of March, 2000.

                                 /s/ Brooks Newmark
                                 --------------------------
                                 Brooks Newmark

                        ENCOMPASS SERVICES CORPORATION

                               POWER OF ATTORNEY

     The undersigned, in his capacity as a Director of Encompass Services Corporation (the "Company"), does hereby appoint Gary H. Muzzy and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-8 for the registration of the Encompass Services Corporation Employee Savings 401(k) Plan (the "Plan") and for the registration of (i) contributions to the Plan by participating employees,
(ii) contributions made by the employers of participants in the Plan, and/or
(iii) shares of Common Stock of the Company, par value $.001 per share, that are available for purchase by employees participating in the Plan, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 27th day of March, 2000.

                                 /s/ John Sullivan
                                 --------------------------
                                 John Sullivan